
InspireMD

INVESTOR PRESENTATION

NYSE MKT: NSPR I SEPTEMBER 2018

Forward Looking Statements

This presentation contains "forward-looking statements." Such statements may be preceded by the words "intends," "may," "will," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential" or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with (i) market acceptance of our existing and new products, (ii) negative clinical trial results or lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of our products, (iv) intense competition in the medical device industry from much larger, multinational companies, (v) product liability claims, (vi) product malfunctions, (vii) our limited manufacturing capabilities and reliance on subcontractors for assistance, (viii) insufficient or inadequate reimbursement by governmental and other third party payors for our products, (ix) our efforts to successfully obtain and maintain intellectual property protection covering our products, which may not be successful, (x) legislative or regulatory reform of the healthcare system in both the U.S. and foreign jurisdictions, (xi) our reliance on single suppliers for certain product components, (xii) the fact that we will need to raise additional capital to meet our business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain and (xiii) the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction. More detailed information about the Company and the risk factors that may affect the realization of forward looking statements is set forth in the Company's filings with the Securities and Exchange Commission (SEC), including the Company's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

About InspireMD

InspireMD is a commercial-stage medical device company developing and marketing innovative embolic prevention systems (EPS) that can prevent harmful consequences, with a primary focus on preventing stroke in patients with carotid artery disease (CAD)

COMPANY

NYSE AMER:	NSPR
Employees:	39
Headquarters:	Tel Aviv
Manufacturing Facility:	Tel Aviv

TECHNOLOGY

Proprietary MicroNet™ technology



PRODUCTS

Commercial:

- CGuard™ EPS (Carotid)
- MGuard™ EPS (Coronary)

Pipeline:

- Next Gen CGuard™
- NGuard™ (Neuro)
- PVGuard™ (Peripheral)

Investment Highlights

Lead product, CGuard™ EPS, carotid device stent	A potential *paradigm shift* in the treatment of carotid artery disease and stroke prevention Highly differentiated with strong KOL support
Benefits demonstrated in multiple trials	Seven completed and four ongoing clinical trials Demonstrates strong benefits versus conventional carotid stents and surgery
Commercial-stage with accelerating sales growth	New commercial strategy implemented 1H 2018 sales increased 65% YoY 1H 2018 CGuard sales increased 110% YoY
$1bn+ global market opportunity	CE Mark approved; other OUS territories pending (Mexico, Brazil, Australia) Expect to file US IDE in mid-2019
Strong IP franchise	US: 11 patents issued/allowed, 9 pending RoW: 37 patents issued/allowed, 19 pending

Leadership

Significant track records of success

James Barry, Ph.D. President and CEO	Boston Scientific, Pfizer
Craig Shore CFO	Pfizer, GE
Paul Stuka Chairman	Delcath Systems, Inc; angiodynamics; EZEM Visualize a healthier world
Michael Berman Director	OSIRIS; Fidelity Investments
Campbell Rogers, M.D. Director	Boston Scientific; Velocimed™; LUTONIX
Thomas Kester Director	HeartFlow; Kester Search Group® Clear objectives. Precise solutions.; Cordis a Johnson & Johnson company; Harvard Medical School
Sol Barer, Ph.D. Special Advisor to the Board	Celgene; TEVA Teva Pharmaceutical Industries Ltd.; KPMG

Stroke is the Second Biggest Cause of Death

An estimated 15 million people suffer from stroke annually[3]

- 5.7 million deaths[1]
- 5 million people left permanently disabled[3]
- $34 billion associated with stroke management in the US alone[2]



Top 10 Causes of Death Globally, 2016
18
16
14
12
10
8
6
4
2
0
Ischaemic Heart Disease
Stroke
Other Top 10 Causes of Death

[1] http://www.who.int/en/news-room/fact-sheets/detail/the-top-10-causes-of-death
[2] Center For Disease Control and Prevention – Stroke Facts – 2017
[3] http://www.emro.who.int/health-topics/stroke-cerebrovascular-accident/index.html

Stroke Prevalence Increasing Among Young People

Between 1990 and 2013, there was a significant increase in the global prevalence of ischemic stroke among young people aged 20-64

Approximately 85% of all strokes are ischaemic strokes, which result from a lack of blood flow to the brain

Carotid artery disease (CAD) is a major risk factor for stroke

Approximately 20% of all ischemic strokes are estimated to be caused by CAD (2.2-2.4 million)


Global Prevalence of Ischemic Stroke, Aged 20 – 64*
8
7
6
5
4
3
2
1
0
3.8
7.3
1990
2013

[1] Prevalence of stroke in people aged 20-64 (Neuroepidemiology 2015;45:190-20)

Unmet Need: A Safer Technology for Stroke Prevention in CAD

Surgery vs. Carotid Artery Stenting

Carotid Endarterectomy (CEA)	Filter Protected Stenting (CAS)

Carotid Endarterectomy (CEA)

Low stroke risk[1], but…

Invasive; risk of surgical complications

- Myocardial Infarction[1]
- Risk of cranial nerve injury[2]
- Esthetic concern



Filter Protected Stenting (CAS)

Patient friendly, long-term durability[1],

Non-Invasive; risk of complications

- Procedural minor stroke risk (with conventional stents)[1]
- Post-procedural minor stroke risk (with conventional stents)[1]



Based on the CREST clinical trial data, in which only conventional carotid stents were used

InspireMD 1CREST Trial: N Engl J Med 2010;363:11-23, 2 Circulation. 2012;125:2256-2264, CREST: 2.1% unresolved facial nerve at 6 months 2 (80% motor)

Embolization Following Carotid Artery Stenting

Plaque protrusion through stent struts occurs in up to 65% of conventional carotid stents, depending on plaque morphology/symptomatic status and stent type. The consequence is cerebral embolization, either directly or via additional thrombus formation.







2/3 of CAS neurovascular events (stroke, TIA) are POST-procedural.**

* Musialek, et.al. Eurointerventions 2016;12 August 2016., ** Bosiers et al. Eur J Vasc Endovasc Surg Vol 33, Feb 2007., https://biotextiles2015.wordpress.com/embolic-protection-device/

Consequences Range from Neurological Deficit to Stroke

Pre-Procedure


A
R
L

Pre-intervention showing 90% occlusion of the carotid artery and an MRI showing an old white matter infarction (obstruction).

Post-Procedure


B
R
L

Post-intervention showing successful opening of the occluded carotid artery with conventional stenting and an MRI showing multiple micro-infarcts (obstructions) post-procedure due to liberation of embolic particles.

Cano et al. Rev Bras Cardiol Invasiva 2013; 21(2): 159-64.

A Billion Dollar Market Opportunity

Carotid procedures today are primarily surgical


20%
of Market
80%
of Market
CEA
CAS

Carotid procedures tomorrow could be mostly minimally invasive with Cguard™


100%
of Market
CAS

- 2.2M diagnosed with carotid artery disease
- 2017: ~600,000 patients with high grade carotid stenosis (HGCS) require interventions for CAD
- At present, ~80% are surgically treated with carotid endarderectomy (CEA)
- At a price of $1,650 per stent, the addressable market is more than $1 billion

MicroNet™ covered stents could become the Gold Standard

The InspireMD Solution: CGuard™ EPS

Conventional Carotid Stent


Plaque protrusion may lead to early and late distal embolization
Debris
Arterial Wall
Stent Struts

Carotid plaque can protrude through the mesh

CGuard™ EPS


CGuard ™ embolic prevention stent

- The MicroNet™ **permanently covers** plaque and stops "debris" from passing through the mesh.
- Ultrathin PET mesh made of a single 20 micron fibre from a biocompatible polymer - widely used in other medical implants
- MicroNet™ acts as a "safety net" with greater vessel area coverage to prevent plaque protrusion through the stent into the blood vessel

CGuard™ EPS has been shown to prevent embolic debris passing into the carotid artery

InspireMD

Image presented at TCT 2014
https://www.tctmd.com/conference/tct-2014 https://www.nyp.org/locations/newyork-presbyterian-columbia-university-medical-center

The InspireMD Solution: CGuard™ EPS

Conventional Carotid Stents [1]

No plaque coverage - leading to plaque protrusions or prolapse passing into the vessel lumen


Conventional Stent

CGuard™ EPS 2

The MicroNetTM permanently covers plaque and prevents "debris" from passing through the mesh.


CGuard™ TM EPS
MicroNet mesh preventing prolapse

1. Yoshimura, et al. J A C C : Cardiovascular Imaging 4; 4, 2011 : 43 2-6
2. Umemoto. et.al. Eurointervention 192 2017

Positive CGuard™ Clinical Experience

CARENET Clinical Trial (2014)
30 Patient Safety and Efficacy clinical trial
Zero major adverse cardiac or cerebral events (MACCE) at 30 days (Comparative data 5.72%*)
50% fewer new ischemic lesions with lesion volume being 10x times smaller compared to historical non-mesh carotid artery stenting data
All new ischemic lesions fully resolved at 30 days except one
3.6% MACCE rate at 6 months (Comparative data 8.09%**)
Zero strokes or stroke related deaths at 12 months

PARADIGM 101 Clinical Trial (2015, 2016, and 2018)
101 patient trial evaluating CGuard EPS in unselected, consecutive carotid patients (all-comers)
99.1% device success
0% MACCE (Death/stroke/MI) @ 48 hr
0% MACCE @ 30 day
3.6% MACCE rate at 6 months (Comparative data 8.09%**)
No device-related adverse events and no procedure-related events at 24 months* **
Sustained stroke prevention at 24 months



"CGuard can safely be used on more than 90% of all-comer patients that have carotid artery stenosis."

- P. Musialek, MD

InspireMD

* Trials included in analysis: ARCHeR pooled, ARMOUR, BEACH, CABERNET, CREATE, EMPIRE, EPIC, MAVErIC 1+2, MAVErIC International, PRIAMUS, SAPPHIRE, SECURITY, PROFI, ICSS
** Values extrapolated from event curves
*** Musialek, ICCA 2018

Independent Clinical Validation

Independent study conducted in 30 patients with internal carotid artery disease

Clinical results (2016)

- **100% success** in implanting the CGuard™ EPS
- No peri- or post-procedural complications
- **No deaths, major adverse events, minor or major strokes**, or new neurologic symptoms during the six months following the procedure
- All vessels treated with the CGuard™ system remained patent (open) at six months
- DW-MRI performed in 19 of 30 patients found **no new ipsilateral lesions after 30 days and after six months** compared with baseline DW-MRI studies



"CGuard EPS is an important new treatment option for both symptomatic and asymptomatic carotid artery stenosis patients."

- C. Wissgott, MD



Clinical Investigation

JOURNAL OF ENDOVASCULAR THERAPY

Journal of Endovascular Therapy
1–8
© The Author(s) 2016
Reprints and permissions:
sagepub.com/journalsPermissions.nav
DOI: 10.1177/1526602816671134
www.jevt.org
SAGE

Clinical Results and Mechanical Properties of the Carotid CGUARD Double-Layered Embolic Prevention Stent

Christian Wissgott, MD[1], Wolfram Schmidt, PhD[2],
Christoph Brandt-Wunderlich, MSc[2], Peter Behrens, MSc[2], and Reimer Andresen, MD[1]

Abstract

Purpose: To report early clinical outcomes with a novel double-layer stent for the internal carotid artery (ICA) and the in vitro investigation of the stent's mechanical properties. **Methods:** A prospective single-center study enrolled 30 consecutive patients (mean age 73.1±6.3 years; 21 men) with symptomatic (n=25) or high-grade (n=5) ICA stenosis treated with the new double-layer carotid CGUARD Embolic Prevention System (EPS) stent, which has an inner open-cell nitinol design with an outer closed-cell polyethylene terephthalate layer. The average stenosis of the treated arteries was 84.1%±7.9% with a mean lesion length of 16.6±2.1 mm. In the laboratory, 8×40-mm stents where tested in vitro with respect to their radial force during expansion, the bending stiffness of the stent system and the expanded stent, as well as the collapse pressure in a thin and flexible sheath. The wall adaptation was assessed using fluoroscopy after stent release in step and curved vessel models. **Results:** The stent was successfully implanted in all patients. No peri- or postprocedural complications occurred; no minor or major stroke was observed in the 6-month follow-up. The bending stiffness of the expanded stent was 63.1 N·mm² and (not unexpectedly) was clearly lower than that of the stent system (601.5 N·mm²). The normalized radial force during expansion of the stent to 7.0 mm, consistent with in vivo sizing, was relatively high (0.056 N/mm), which correlates well with the collapse pressure of 0.17 bars. Vessel wall adaptation was harmonic and caused no straightening of the vessel after clinical application. **Conclusion:** Because of its structure, the novel CGUARD EPS stent is characterized by a high flexibility combined with a high radial force and very good plaque coverage. These first clinical results demonstrate a very safe implantation behavior without any stroke up to 6 months after the procedure.

Keywords

carotid artery stent, closed-cell design, double-layer stent, embolic filter, internal carotid artery, in vitro testing, mechanical behavior, nitinol, open-cell design, radial force, stenosis, stent

Introduction

Several studies have demonstrated that carotid artery stenting (CAS) of the extracranial internal carotid artery (ICA) is a well-established and equally good option for treating atherosclerotic carotid stenoses in comparison with carotid endarterectomy (CEA).[1,2] Although CEA is still considered the gold standard therapy of carotid stenoses[3,4] because of a lower risk of procedure-related and periprocedural nondisabling stroke, stent implantation is a valuable treatment option because of its less invasive character.[5,6]

Despite the fact that procedure-related events can be caused by lesion crossing and pre-/postdilation,[7,8] particular attention has been focused on the stent design because postprocedure diffusion-weighted magnetic resonance imaging (DW-MRI) lesions were more numerous in patients treated with an open-cell stent vs a closed-cell stent.[9,10]

The perfect stent should safely cover the plaque for sustained embolic protection like an ultra-closed-cell stent and show high flexibility and conformability like an open-cell stent.[11] The first reports of a closed-cell stent with double nitinol layers showed promising clinical results with respect to its implantation behavior based on the closed-cell design.[12,13] This article presents the clinical results

[1]Institute of Diagnostic and Interventional Radiology/Neuroradiology, Westkuestenklinikum Heide–Academic Teaching Hospital of the Universities of Kiel, Luebeck, and Hamburg, Heide, Germany
[2]Institute for Biomedical Engineering, Rostock University Medical Center, Rostock, Germany

Corresponding Author:
Christian Wissgott, Institute of Diagnostic and Interventional Radiology/Neuroradiology, Westkuestenklinikum Heide–Academic Teaching Hospital of the Universities of Kiel, Luebeck and Hamburg, Esmarchstraße 50, 25746 Heide, Germany.
Email: cwissgott@wkk-hei.de

Independent Clinical Validation (continued)

The Iron-Guard Registry

- Physician initiated
- 12 large Italian medical centers
- 200 patients

Clinical Results

- **100% success** in implanting the CGuard EPS
- **No major adverse cerebrovascular cardiac events** at 30 days
- DW-MRI performed in 61 of 200 patients found **only 19% new lesions** between 24-72 hours
    - CARENET reported 37% new lesions in 30 patients
    - PROFI reported 66% new lesions in 62 patients


LINC

"The IRON-Guard Registry shows promising results in this interim analysis with a low incidence of complications and the lowest reported rate of new MRDWI lesions

F. Spezaile, MD and P. Sirignano, MD

SPECIAL ARTICLES

J CARDIOVASC SURG 2015;56:787-91

Physician-initiated prospective Italian Registry of carotid stenting with the C-Guard mesh-stent: the IRON-Guard registry. Rationale and design

C. SETACCI [1], F. SPEZIALE [2], G. DE DONATO [1], P. SIRIGNANO [2]
F. SETACCI [2], L. CAPOCCIA [2], G. GALZERANO [1], W. MANSOUR [2]
On behalf of IRON-Guard Study Group.

CGuard™ vs Conventional Stents and Surgery

- CGuard™ has a superior profile versus historical data on both carotid stents and surgery
- CGuard™ is a next-generation stent supported by a strong and rowing body of clinical data
  - 7 completed clinical trials and 4 ongoing trials
- Long term sustained and consistent benefit (MACCE 0.9% @ 12 months)[4]



30 day MACCE results (Major and Minor Adverse Cardiac and Cerebral Events)
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.76% (1,2)
5.20% (3)
4.50% (3)
CGuard™
Conventional stents
CEA

*NOTE: *IRON-GUARD, Wisggott and Casana trials are not included in this calculation of the CGuard data as these trials were not independently monitored*

1. JACC Cardiovasc Interv 2015 Aug 17. 8:1229-1234 2.EuroIntervention 2016 Aug 05. 658-70 3.N Engl J of Med 2010 July 1. 11-23 4.Musialek et. al. TCT 2016 Featured Research Presentation

A Leading Vascular Surgeon's View


Prof. Ralf Kolvenbach
Head of Cardiovascular Diseases
Medical Director of the Catholic Hospitals,
Duesseldorf, Germany

"The CGuard™, in comparison to other [carotid] stents, even in comparison to other mesh covered stents, is a very easy to use device. Very simple, you take it off the shelf and you use it and that's it."

"Patient risks associated with stenting using CGuard™ are far lower than those associated with CEA or with other types of carotid stents.

"CGuard™ will become a major factor in preventing strokes caused by carotid artery disease."

"With CGuard™ we can get excellent results, probably better than open surgery, the Gold Standard"

CGuard™ - Accelerating Sales Growth

Growth continues to accelerate for 2018/2017



Year End Sales in USD
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
68% Growth
1,147,000
1,922,000
Year End 2016
Year End 2017



Half Year Sales in USD
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
111% Growth
789,000
1,664,000
First Half 2017
First Half 2018

Accelerating CGuard™ Sales Growth: Italy



Italy CGuard sales in USD
600,000
500,000
400,000
300,000
200,000
100,000
0
229,000
365,000
556,000
59% Growth
53% Growth
2015
2016
2017



Italy First Half 2017 and 2018 CGuard sales in USD
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
233,000
393,000
69% Growth
First Half 2017
First Half 2018

- CGuard™ sales in Italy have been strong over the last three years with continuing momentum
- Q2 comparisons between 2017 and 2018 show a 69% increase

Accelerating CGuard™ Sales Growth: Germany


New Distributor in Q2 2017

Growth Trend is accelerating


Half Year Sales in USD
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
265,000
435,000
64% Growth
Second Half 2017
First Half 2018

Addressable Stroke Prevention Device Market

13mn people globally with high grade carotid stenosis (HGS)

2.2mn people with HGS diagnosed

~600,000 received surgical/stent treatment

Untapped market: At least 1.6mn patients could be helped by CGuard

Plus roughly 10mn people who are undiagnosed

2017: ~600,000 patients with high grade carotid stenosis (HGCS) require interventions for CAD. At present, ~80% are surgically treated with carotid endarderectomy (CEA)

The balance are treated with conventional carotid stents (CAS) with an average of 1.05 stents/procedure

At a price of $1,650 per stent, the addressable market is more than $1 billion

Commercial Strategy

Transition current users of conventional carotid stents to CGuardTM

Communication of CGuard™ clinical data

Continue to support investigator initiated clinical registries

Engage advisory board, further develop network of KOLs, establish centers of excellence

Transition Vascular Surgeons to CGuardTM

Advisory boards, surgeon specific clinical registries, centers of excellence

Publish, present, and communicate data demonstrating that CGuard™ is as safe as CEA

Establish a presence at major vascular surgery meetings

Expand digital, social and other tools to more effectively communicate

Partner with appropriate societies focused on stroke

Expand footprint in existing geographical areas

Focus on larger growing markets – Germany, Italy, Poland

Support regional clinical and clinical specialty registries to build on the clinical database and broaden support

Initiate discussions with the NIH and Clinical Excellence in the UK who set clinical guidelines

Continue geographical expansion where strategically relevant

Continued focus on markets where a CE mark is already in place

Increase efforts in China and Japan

Submit US IDE

CGuard™ Product Development

US FDA	• Pre-IDE FDA submission for CGuard™ February 2017 • Formal FDA meeting held April 2017 • 9 months of pre-clinical work required to file IDE application to begin a US clinical trial
Next generation CGuard™ - 5 French CGuard™	• Minimally invasive devices trending smaller for broader usage • Advantageous in the Asia Pacific markets • Transradial delivery (delivery from the wrist vs. femoral artery) gaining favor among interventionalists
Evaluating synergistic opportunities	• Proactively evaluating synergistic opportunities to further broaden the product portfolio and take advantage of the global distribution network that has been developed

Recent/Upcoming Anticipated Milestones

Continued clinical trial/registry results

	CGuard approval and launch in Mexico		CGuard approval in Brazil and Australia		5 French CGuard submission
H12018	**H1**2018	**H1**2019	**H1**2019	**MID**2019	**H2**2019
Establish Centers of Excellence		Partnership in Major Asia Pacific Market		CGuard U.S. IDE submission	

Continued market execution and revenue growth

Intellectual Property Portfolio

PATENT RIGHTS	ISSUED	ALLOWED	PENDING
USA	8	3	9
Rest of World	35	2	19



Proprietary platform technology supported by a robust intellectual property portfolio

Continue to strengthen and broaden patent protection globally to enable future pipeline products

Summary Financials

NYSE AMER	NSPR
Stock Price (10/5/18):	$0.27
Average three month daily trading volume:	3.4 M
Shares outstanding (10/5/18):	37.0 M
Shares Outstanding Including full conversion of preferred shares and prefunded warrants (10/5/2018):	44.7 M
Market Capitalization including full conversion of preferred shares and prefunded warrants (10/5/2018):	$12.1 M
Cash (9/30/18)	$11.2mn

Summary

Focused on the deadly and catastrophic problem of stroke that is estimated to cost the healthcare system more than $34BB annually in the US alone

The current addressable market for CGuard TM EPS is estimated to be $1BB with the potential to further expand into the 1.6MM patient population which is diagnosed but not treated

Currently, vascular surgeons treat the majority of patients with carotid artery disease: Focus will be on converting the vascular surgeons to use CGuardTM EPS

Strong and consistent clinical data continues to validate the safety profile of CGuardTM EPS even in a large "all comer" patient population with data indicating sustained benefit out to 2 years

New commercial strategy beginning to take hold as indicated by sales growth over the last year

Increasingly more presentations and live clinical cases with CGuardTM are featured at major and regional clinical conferences

Product pipeline to support continued growth in all geographies, including the United States



James Barry, Ph.D., President and CEO
888.776.6804
jimb@inspiremd.com

Craig Shore, CFO
888.776.6804
craigs@inspiremd.com

Summary Financials

Income Statement ($ 000s)	1H 2017	1H 2018
Revenue	$1,209	$2,010
Gross Profit	221	570
Gross Margin	18.3%	28.4%
Research & Development	753	482
Sales & Marketing	1,164	1,072
General & Administrative	3,002	2,442
Operating Loss	(4,698)	(3,426)
Net Loss	(4,853)	(3,016)

Balance Sheet ($ 000s)	June 30, 2018
Cash	6,442
Stockholders Equity	4,098